FEBRUARY 2012

ZIYANG CERAMICS CORP.

(OTCBB: CAAHD)







紫阳陶瓷公司
ZIYANG CERAMICS COMPANY

Safe Harbor Statement

ZIYANG

This presentation contains forward looking statements and forecast financial statements concerning the future of the company that are intended to qualify for the safe harbor established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and forecast financial statements can be identified by such words as "believes", "anticipates", "plans", "expects", or words of similar impact. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, financing, competitive activity, and the possibility of future government policies that may adversely affect consumer demand. For more information about potential risks in investing in our company, please read our periodic filings at http://www.sec.gov

Financial Data

Symbol	CAAHD	Shares O/S	10 MM
Share Price (2/1/12)	$4	Market Cap	$40 MM
Est. Public Float	0.5 MM	Book Value per Share (12/31/11)*	$2.23
Revenues (2011) *	$42.1 MM	Cash (12/31/11)*	$5.9 MM
EPS (2011) *	$1.07	Total Assets (12/31/11)*	$31.3 MM

*Unaudited estimates

About the Company

ZIYANG

- Established in Jan 2006
- A leading manufacturer of porcelain tiles for residential and commercial applications in China
- Sells to over 150 direct/indirect distributors covering more than 10 provinces
- 3 fully automated production lines with annual output of over 200 million sq.ft. of tiles
- Currently offers over 50 different size and color combinations under three established brands: "Fuyunde", "GEF", and "Luckway"
- Owns mining rights to 6 local mines with estimated reserves of approximately 21million tons of white clay raw material

Investment Highlights

ZIYANG

- In control of raw material clay reserves
  - Clay represents approximately 25% of COGS
  - Cost of clay is more stable and less expensive than competitors who purchase clay from suppliers
- Exemption of VAT (Savings of 17% compared to industry peers)
- Entitled to income tax deduction equal to 10% of revenues
- High net profit margin – approximately 25%
- China's urban development and government housing programs provide solid growth potential for this industry

Industry

- China is the world's largest producer of ceramic tile representing approximately 70% of the world's supply
- Global demand is expected to grow by 3-5% per year*
- Demand from Europe and China is growing by an estimated 9% per year*
- According to Chinese Ministry of Construction, the new construction area in China from 2009-2014 is estimated to be 7.4 million acres (equal to the total development in the past 50 years)





**Research data from Italian Ceramic Manufacturers Association*

Key Domestic Growth Catalysts

- *Urbanization*: China has experienced over 20 years of urbanization and this trend will continue
  - It is estimated that China's urban population will expand from 572 million in 2005 to 926 million in 2025 and reach one billion by 2030
- *Growth of Tier II/Tier III cities*: These cities with population exceeding 1 million have experienced rapid increases in household disposable income
  - Higher income = higher demand for modern living
- *Rural development*: Subsidies from central and local governments for rural housing renovation should fuel further growth in the ceramic tile industry because
  - Government emphasizes on earthquake safe rural housing following the 2008 Sichuan earthquake
- *Social welfare housing*: China is aggressively promoting social welfare housing construction projects nationwide
  - Chinese Ministry of Housing and Urban –Rural Development announced plans to build 10 million units of affordable housing in 2011
  - In 2010, 3.7 million similar units were completed

Products

- 3 categories of floor tiles (over 50 size and color combinations)
  - Polycrystalline porcelain tiles
    - elegant marble-like high-end tiles that are superior to natural granite
  - Ultra bright polished porcelain tiles
    - glossy mirrored surface tiles that are wear, stain, and water resistant
  - Patterned polished porcelain tiles
    - extremely durable with non-slip qualities
- New interior wall tiles launched in August of 2011
  - High-end interior wall tiles suitable for commercial and residential use






Sales Network

- Loyal customer base and a strong sales network
  - Top 10 distributors account for 54% of sales and have purchased from us for over four years
  - Over 150 distributors covering 10 provinces concentrating on major II and III tier cities
  - End customers include commercial and residential developers for malls, banks, government buildings, high-end residential apartments, and rural dwellers
- More than 90% of our sales are paid for at the time of sale
- We do not bear any delivery costs



Modern Facility

- 775,000 sq-ft production facility with 3 operating production lines
- Employs energy efficient and environmentally friendly technologies that allow for the recovery and reuse of waste water, gas, and dust during production
- Production process involves 8 major steps with quality control at each step
- Fully automated process from mixing, grinding, molding, firing, drying, polishing, and packaging







ZIYANG

Raw Material Reserves

- Owns mining rights of white clay reserves that results in reduced raw material costs and stable source of supply
- Mines are located nearby reducing transportation costs
- Used for proprietary production and opportunistic sales to third parties
  - Generated approximately $500,000 in revenue in 2010
- Our comprehensive utilization of resources results in preferential tax treatment from the provincial government







Certifications and Awards

- All of our products are manufactured under GB/T19001:2008 guidelines, a Chinese national standard that follows ISO 9001:2008
- Our products have passed the radioactivity test and received the China Compulsory Certification "CCC" from China Building Materials Test and Certification Center
- Received a national energy savings award of approximately $254,000 from Chinese central government in 2008 for our furnace retrofit energy savings effort
- Received the Green Building Ceramics Recommended Certification of China from China Building Ceramic and Sanitary Ware Association



AAA级信用企业

Management Team

ZIYANG

- ***Lingbo Chi***: Founder and CEO since 2006. From 1986 to 2005, Mr. Chi served as a senior engineer and research and development department manager of Zhucheng Electronics Co., Ltd. Mr. Chi graduated from Shandong Industrial University in 1986 with a Bachelors degree in engineering.

- ***Ping Wang***: CFO since 2006. Ms. Wang was employed in various capacities in the finance department up to and including the chief financial officer and accounting manager of Zhucheng Electronics Co., Ltd. from 1992 to 2005. Ms. Wang graduated from Shandong Television and Radio University in 1988 with a degree in accounting.

- ***Nianzhang Zhao***: General Manager and senior engineer since 2006. Prior to joining Ziyang, Mr. Zhao was the Vice General Manager and research and development manager of Luzhong Ceramics Co. Ltd. from 1993 to 2005. Mr. Zhao graduated from Shandong Polytechnic University in 1987 with a Bachelors degree in engineering.





Growth Strategy

ZIYANG

- Continue to develop and launch new products
- Expand sales of recently launched products
- Increase sales network including developing an online sales web portal
- Acquisition of additional manufacturing facilities
- Develop an international distribution network to expand sales outside of China
    - In the process of establishing a sales center and show room in southern Florida, catering to North and South American consumers

Selected Financials

ZIYANG

	Full Year 2009 (Audited)	Full Year 2010 (Audited)	Full Year 2011 (Estimate)
Revenues	$21.5 mm	$31.1 mm	$42.08 mm
Gross Profit Margin	35.1%	34.9%	33.3%
Net Income	$5.0 mm	$7.3 mm	$10.7 mm
Net Profit Margin	23.2%	23.4%	25.5%
Total Assets	$20.3 mm	$25.0 mm	$31.3 mm
Total Shareholder Equity	$13.0 mm	$13.3 mm	$22.3 mm

FORECAST

ZIYANG

	FYE 2011 (Estimate)	*Projected Proforma (Organic Growth, WITHOUT Capital Infusion)		
		2012	2013	2014
Revenue	$42.08 mm	$50.8 mm	$58.8 mm	$98.5 mm
Net Income	$10.7 mm	$13.2 mm	$15.1 mm	$23.0 mm
Net Income Margin	25.5%	25.9%	25.7%	23.4%

*Projections are based on continued economic growth trends in China and use of income from operations for acquisitions to contribute to performance beginning in 2014.

FORECAST

ZIYANG

Assuming a capital infusion of $8 mm to $10 mm in Q1 2012

	FYE 2011 (Estimate)	*Projected Proforma (WITH Capital Infusion)		
		2012	2013	2014
Revenue	$42.08 mm	$60.3 mm	$79.4 mm	$119.1 mm
Net Income	$10.7 mm	$14.8 mm	$19.1 mm	$27.0 mm
Net Income Margin	25.5%	24.5%	24.0%	22.7%

*Projections are based on continued economic growth trends in China and use of income from operations for acquisitions to contribute to performance beginning in 2014.

SUMMARY

ZIYANG

- Leading porcelain tile producer in China
- Vast sales and distribution network
- In control of raw material reserves
- Favorable tax treatment
- High growth potential
- High net profit margin
- Strong management team

THANK YOU

ZIYANG

Ziyang Ceramics Corporation

[OTCBB: CAAHD]

Dore Perler

U.S. Representative
Dore.Perler@PearlGroupAdvisors.com

www.Ziyangcorp.com